 EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Peter A. Michel, the Chief Executive Officer of iSECUREtrac Corp. (the “Company”), and Lincoln Zehr, the Chief Financial Officer of the Company, each hereby certifies that:

1.
The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011, to which this Certification is attached as Exhibit 32 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

Dated:  November 14, 2011

/s/	Peter A. Michel	/s/	Lincoln Zehr

	Peter A. Michel		Lincoln Zehr
	Chief Executive Officer		Chief Financial Officer